Debt	3 Months Ended
Dec. 28, 2013
Debt Instruments [Abstract]
Debt
DEBT
The major components of debt are as follows (in millions):

	December 28, 2013	September 28, 2013
Revolving credit facility	$—	$—
Senior notes:
3.25% Convertible senior notes due October 2013 (2013 Notes)	—	458
6.60% Senior notes due April 2016 (2016 Notes)	638	638
7.00% Notes due May 2018	120	120
4.50% Senior notes due June 2022 (2022 Notes)	1,000	1,000
7.00% Notes due January 2028	18	18
Discount on senior notes	(5)	(6)
GO Zone tax-exempt bonds due October 2033 (0.05% at 12/28/2013)	100	100
Other	71	80
Total debt	1,942	2,408
Less current debt	52	513
Total long-term debt	$1,890	$1,895

Revolving Credit Facility
We have a $1.0 billion revolving credit facility that supports short-term funding needs and letters of credit. The facility will mature and the commitments thereunder will terminate in August 2017. After reducing the amount available by outstanding letters of credit issued under this facility, the amount available for borrowing at December 28, 2013, was $964 million. At December 28, 2013, we had outstanding letters of credit issued under this facility totaling $36 million, none of which were drawn upon. We had an additional $146 million of bilateral letters of credit issued separately from the revolving credit facility, none of which were drawn upon. Our letters of credit are issued primarily in support of workers’ compensation insurance programs, derivative activities and Dynamic Fuels’ Gulf Opportunity Zone tax-exempt bonds.
This facility is unsecured. However, if at any time (the Collateral Trigger Date) we shall fail to have (a) a corporate rating from Moody's Investors Service, Inc. (Moody's) of "Ba1" or better, (b) a corporate rating from Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business (S&P), of "BB+" or better, or (c) a corporate rating from Fitch Ratings, a wholly owned subsidiary of Fimalac, S.A. (Fitch), of "BB+" or better, we, any subsidiary that has guaranteed any material indebtedness of the Company, and substantially all of our other domestic subsidiaries shall be required to secure the obligations under the credit agreement and related documents with a first-priority perfected security interest in our and such subsidiary's cash, deposit and securities accounts, accounts receivable and related assets, inventory and proceeds of any of the foregoing (the Collateral Requirement).
If on any date prior to any Collateral Trigger Date we shall have (a) a corporate rating from Moody's of "Baa2" or better, (b) a corporate rating from S&P of "BBB" or better and (c) a corporate rating from Fitch of "BBB" or better, in each case with stable or better outlook, then the Collateral Requirement will no longer be effective.
This facility is fully guaranteed by Tyson Fresh Meats, Inc. (TFM Parent), our wholly owned subsidiary, until such date TFM Parent is released from all of its guarantees of other material indebtedness. If in the future any of our other subsidiaries shall guarantee any of our material indebtedness, such subsidiary shall also be required to guarantee the indebtedness, obligations and liabilities under this facility.

2013 Notes
In September 2008, we issued $458 million principal amount 3.25% convertible senior unsecured notes which were due October 15, 2013. In connection with the issuance of the 2013 Notes, we entered into separate call option and warrant transactions with respect to our Class A stock to minimize the potential economic dilution upon conversion of the 2013 Notes. The call options contractually expired upon the maturity of the 2013 Notes. The 2013 Notes matured on October 15, 2013 at which time we paid the $458 million principal value with cash on hand, and settled the conversion premium by issuing 11.7 million shares of our Class A stock from available treasury shares. Simultaneous to the settlement of the conversion premium, we received 11.7 million shares of our Class A stock from the call options.
The warrants permit the purchasers to acquire up to approximately 27 million shares of our Class A stock at the current exercise price of $22.13 per share, subject to adjustment. The warrants are exercisable on various dates from January 2014 through April 2014. A 10% increase in our share price above the $22.13 warrant exercise price would result in the issuance of 2.5 million incremental shares. At $33.47, our closing share price on December 28, 2013, the incremental shares we would be required to issue upon exercise of the warrants would have resulted in 9.2 million shares.
2016 Notes
The 2016 Notes carry an interest rate at issuance of 6.60%, with an interest step up feature dependent on their credit rating. On June 7, 2012, Moody's upgraded the credit rating of the 2016 Notes from "Ba1" to "Baa3." This upgrade decreased the interest rate on the 2016 Notes from 6.85% to 6.60%, effective beginning with the six-month interest payment due October 1, 2012.
On February 11, 2013, S&P upgraded the credit rating of the 2016 Notes from "BBB-" to "BBB." This upgrade did not impact the interest rate on the 2016 Notes.
2022 Notes
In June 2012, we issued $1.0 billion of senior unsecured notes, which will mature in June 2022. The 2022 Notes carry a 4.50% interest rate, with interest payments due semi-annually on June 15 and December 15. After the original issue discount of $5 million, based on an issue price of 99.458%, we received net proceeds of $995 million. In addition, we incurred offering expenses of $9 million.
GO Zone Tax-Exempt Bonds
In October 2008, Dynamic Fuels received $100 million in proceeds from the sale of Gulf Opportunity Zone tax-exempt bonds made available by the federal government to the regions affected by Hurricanes Katrina and Rita in 2005. These floating rate bonds are due October 1, 2033. We issued a letter of credit to effectively guarantee the bond issuance. If any amounts are disbursed related to this guarantee, we would seek recovery of 50% (up to $50 million) from Syntroleum Corporation, our joint venture partner, in accordance with our 2008 warrant agreement with Syntroleum Corporation.
Debt Covenants
Our revolving credit facility contains affirmative and negative covenants that, among other things, may limit or restrict our ability to: create liens and encumbrances; incur debt; merge, dissolve, liquidate or consolidate; dispose of or transfer assets; change the nature of our business; engage in certain transactions with affiliates; and enter into sale/leaseback or hedging transactions, in each case, subject to certain qualifications and exceptions. In addition, we are required to maintain minimum interest expense coverage and maximum debt-to-capitalization ratios.
Our 2022 Notes also contain affirmative and negative covenants that, among other things, may limit or restrict our ability to: create liens; engage in certain sale/leaseback transactions; and engage in certain consolidations, mergers and sales of assets.
We were in compliance with all debt covenants at December 28, 2013.